SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2007

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of an Acquisition or Disposition of Assets

On January 31, 2007, the Registrant completed its acquisition of Pulaski Investment Corporation (“PIC”). A copy of the related press release dated February 1, 2007, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The acquisition consideration was 1,133,064 shares of the Registrant’s common stock and cash of $65 million.

On February 1, 2007, the Registrant completed its acquisition of Pocahontas Bancorp, Inc. (“PFSL”). A copy of the related press release dated February 2, 2007, is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. The acquisition consideration was 1,287,793 shares of the Registrant’s common stock.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Pursuant to the Agreement and Plan of Merger dated as of August 9, 2006, as amended, between the Registrant and PIC, as of the effective time of the acquisition on January 31, 2007, the Registrant elected James C. East to the Registrant’s Board of Directors to serve until its 2008 annual meeting of shareholders. At that time the Board of Directors of the Registrant will nominate Mr. East for an additional three-year term.

Mr. East, 68, previously served as chairman of the board of directors of both PIC and its wholly owned subsidiary, Pulaski Bank and Trust. Mr. East acquired a controlling interest in PIC in 1973 and has served as its chairman and as a member of the board of directors since that time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the election of James C. East to the Board of Directors of the Registrant, effective January 31, 2007, the Board of Directors amended Section 3.1 of the Bylaws to increase the number of authorized directors from eleven to twelve. A copy of the Bylaws, as amended, is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Audited consolidated financial statements of PIC at December 31, 2005 and 2004 and for the three years ended December 31, 2005 are attached as Exhibit 99.3 hereto and incorporated into this Item 9.01(a) by reference.

Unaudited consolidated financial statements of PIC at September 30, 2006 and 2005 and for the nine months ended September 30, 2006 are attached as Exhibit 99.4 hereto and incorporated into this Item 9.01(a) by reference.

Audited financial statements of PFSL at September 30, 2006 and 2005 and for the three years ended September 30, 2006 are attached as Exhibit 99.5 hereto and incorporated into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information

Unaudited Pro Forma Condensed Financial Statements of PIC and PFSL are attached as Exhibit 99.6 hereto and incorporated into this Item 9.01(b) by reference.

(c) Exhibits

Exhibit 3.1	Bylaws, as amended.

Exhibit 23.1	Consent of Kemp & Company.

Exhibit 23.2	Consent of Deloitte & Touche LLP.

Exhibit 23.3	Consent of KraftCPAs PLLC.

Exhibit 99.1	Press Release dated February 1, 2007, issued by the Registrant.

Exhibit 99.2	Press Release dated February 2, 2007, issued by the Registrant.

Exhibit 99.3	Pulaski Investment Corporation Audited Consolidated Financial Statements at December 31, 2005 and 2004 and for the three years ended December 31, 2005.

Exhibit 99.4	Pulaski Investment Corporation Unaudited Consolidated Financial Statements at September 30, 2006 and 2005 and for the nine months ended September 30, 2006.

Exhibit 99.5	Pocahontas Bancorp, Inc. Audited Consolidated Financial Statements at September 30, 2006 and 2005 and for the three years ended September 30, 2006.

Exhibit 99.6	IBERIABANK Corporation Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: February 6, 2007	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
3.1	Bylaws, as amended.

23.1	Consent of Kemp & Company

23.2	Consent of Deloitte & Touche LLP

23.3	Consent of KraftCPAs PLLC

99.1	Press Release dated February 1, 2007, issued by the Registrant.

99.2	Press Release dated February 2, 2007, issued by the Registrant.

99.3	Pulaski Investment Corporation Audited Consolidated Financial Statements at December 31, 2005 and 2004

99.4	Pulaski Investment Corporation Unaudited Consolidated Financial Statements at September 30, 2006 and 2005 and for the nine months ended September 30, 2006.

99.5	Pocahontas Bancorp, Inc. Audited Consolidated Financial Statements at September 30, 2006 and 2005 and for the three years ended September 30, 2006.

99.6	IBERIABANK Corporation Unaudited Pro Forma Condensed Combined Financial Information.